SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2002

ROXIO, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32373 (Commission File No.)	77-0551214 (I.R.S. Employer Identification Number)

455 El Camino Real Santa Clara, California 95050
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

Not Applicable
(Fomer name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

On November 27, 2002, Roxio, Inc., a Delaware corporation (the “Company”) acquired certain assets of Napster, Inc., Napster Music Company, Inc., and Napster Mobile Company, Inc. in exchange for $5,090,000 and a warrant to purchase up to 100,000 shares of the common stock of the Company.

A copy of the Asset Purchase Agreement between the Company and Napster, Inc., Napster Music Company, Inc., and Napster Mobile Company, Inc., dated November 15, 2002 is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

A copy of the Warrant Agreement between the Company and Napster, Inc. dated November 27, 2002 is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

2.1	Asset Purchase Agreement between the Company and Napster, Inc., Napster Music Company, Inc., and Napster Mobile Company, Inc., dated November 15, 2002.

4.1	Warrant Agreement between the Company and Napster, Inc. dated November 27, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2002

Roxio, Inc. (Registrant)

By:	/s/ R. Elliot Carpenter
Name:	R. Elliot Carpenter
Title:	Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Asset Purchase Agreement between the Company and Napster, Inc., Napster Music Company, Inc., and Napster Mobile Company, Inc., dated November 15, 2002.

4.1	Warrant Agreement between the Company and Napster, Inc. dated November 27, 2002.

3